SUPPLEMENT TO THE PROSPECTUSES AND

STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN NATIONAL MUNICIPAL BOND FUNDS

EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS

I.              Evergreen Adjustable Rate Fund, Evergreen Limited Duration Fund, Evergreen Short Intermediate Bond Fund, Evergreen Ultra Short Opportunities Fund and Evergreen Short-Intermediate Municipal Bond Fund (each, a “Fund”; together, the “Funds”)

Effective April 1, 2007, the Class A sales charge table in the section entitled “HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU” in the Funds’ prospectuses is revised as follows:

Your Investment	Sales Charge as a % of Offering Price[1,2]	Sales Charge as a % of Your Net Investment[2]	Dealer Commission as a % of Offering Price[3]
$0-$99,999	2.25%	2.30%	2.00%
$100,000-$249,999	1.75%	1.78%	1.50%
$250,000-$499,999	1.50%	1.52%	1.25%
$500,000-$999,999	1.00%	1.01%	0.75%
$1,000,000-$4,999,999	0%	0%	0.50% of the first $4,999,999, plus
$5,000,000 or greater	0%	0%	0.25% of amounts equal to or over $5,000,000[4]

1 The offering price includes the applicable front-end sales charge.

2 The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

3 The Dealer Commission is generally paid from the Sales Charge you pay upon investing in the Fund.

4 Adjustable Rate Fund and Limited Duration Fund each pay 0.25% to investment firms for all amounts over $1,000,000.

The Class B sales contingent deferred sales charge table in the section entitled “HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU” in the Funds’ prospectuses is revised as follows:

Years Held	Maximum Contingent Deferred Sales Charge
1	2.00%
2	1.50%
3	1.00%
4	0.50%
5	0.00%
6	Converts to Class A
Dealer Allowance	2.00%

                The paragraph immediately preceding the Class B contingent deferred sales charge table in the section entitled “HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU” in the Funds’ prospectuses is revised to reflect the change in the Class B share holding period to six years.

The Shareholder Fees table in the section entitled “FEES AND EXPENSES” in the Funds’ prospectuses is amended to include a maximum sales charge imposed on purchases (as a % of offering price) for Class A shares of 2.25% and a maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower) for Class B shares of 2.00%.

The Example of Fund Expenses table in the section entitled “FEES AND EXPENSES” in Adjustable Rate Fund’s prospectuses is revised as follows:

	Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$318	$366	$266	$64	$166	$166
3 years	$515	$614	$514	$202	$514	$514
5 years	$728	$887	$887	$351	$887	$887
10 years	$1,342	$1,574	$1,933	$786	$1,574	$1,933

The Example of Fund Expenses table in the section entitled “FEES AND EXPENSES” in Limited Duration Fund’s prospectuses is revised as follows:

	Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$296	$344	$244	$42	$144	$144
3 years	$447	$546	$446	$132	$446	$446
5 years	$611	$771	$771	$230	$771	$771
10 years	$1,088	$1,324	$1,691	$518	$1,324	$1,691

The Example of Fund Expenses table in the section entitled “FEES AND EXPENSES” in Short Intermediate Bond Fund’s prospectuses is revised as follows:

	Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$312	$360	$260	$58	$160	$160
3 years	$496	$596	$496	$183	$496	$496
5 years	$696	$855	$855	$318	$855	$855
10 years	$1,273	$1,507	$1,867	$714	$1,507	$1,867

The Example of Fund Expenses table in the section entitled “FEES AND EXPENSES” in Ultra Short Opportunities Fund’s prospectus is revised as follows:

	Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$316	$364	$264	$62	$164	$164
3 years	$509	$608	$508	$195	$508	$508
5 years	$718	$876	$876	$340	$876	$876
10 years	$1,319	$1,552	$1,911	$762	$1,552	$1,911

The Example of Fund Expenses table in the section entitled “FEES AND EXPENSES” in Short-Intermediate Municipal Bond Fund’s prospectus is revised as follows:

	Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$315	$363	$263	$61	$163	$163
3 years	$506	$605	$505	$192	$505	$505
5 years	$712	$871	$871	$335	$871	$871
10 years	$1,308	$1,541	$1,900	$750	$1,541	$1,900

                In addition, the applicable disclosure in the Funds’ Prospectuses and Statements of Additional Information is amended to reflect the changes in the sales charges and holding periods described above.

II.            Evergreen Limited Duration Fund, Evergreen Short Intermediate Bond Fund and Evergreen Short-Intermediate Municipal Bond Fund (together, the “Funds”)

Effective April 1, 2007, the paragraph relating to the Funds in the sub-section “SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS” under the section entitled “DISTRIBUTION EXPENSES UNDER RULE 12B-1” in the Funds’ Statements of Additional Information is revised as follows:

The rate of service fees of Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund for Class A shares will be calculated quarterly at the rate of 0.050% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.20% annually) during such quarter.

III.           Evergreen Adjustable Rate Fund, Evergreen Limited Duration Fund, Evergreen Short Intermediate Bond Fund, Evergreen Ultra Short Opportunities Fund, Evergreen Short-Intermediate Municipal Bond Fund, Evergreen High Grade Municipal Bond Fund, Evergreen Intermediate Municipal Bond Fund, Evergreen Municipal Bond Fund and Evergreen Strategic Municipal Bond Fund (each, a “Fund”; together, the “Funds”)

The footnote to the Shareholder Fees table in the section entitled “FEES AND EXPENSES” in the Funds’ prospectuses is revised as follows:

Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months.

The paragraph immediately following the Class A sales charge table in the section entitled “HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU” in the Funds’ prospectuses is revised to reflect the change in the Class A share holding period to 18 months.

Effective immediately, the minimum initial purchase amount of $1,000 noted in the Minimum Investments table in the section entitled “SHAREHOLDER TRANSACTIONS” in the Funds’ prospectuses is not applicable to participants in a wrap account.

December 18, 2006	578234 (12/06)